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                                                                    Exhibit 99.1

          FORWARD-LOOKING STATEMENTS AND RELATED CAUTIONARY STATEMENTS

Forward-Looking Statements
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     First Data Corporation 2000 Earnings Projection

            . The Company expects to deliver earnings per share in 2000 in the range of $1.95 to $2.02.

     Card Issuer Services Expectations

            .   Revenue growth in the low double digits
            .   Operating profit growth in mid teens
            .   Operating margin in the high teens

     Merchant Services Expectations

            .   Revenue growth in low double digits
            .   Operating profit growth high teens to 20%
            .   Operating Margins in the high 20s

     Payment Instruments Expectations

            .   Revenue growth high teens to 20%
            .   Operating profit growth in high teens
            .   Operating margin in high 20s

     The Company intends to make the meeting presentation materials available for a period of time under the investor information site on its internet home page at www.firstdatacorp.com.

Notice to Investors, Prospective Investors and the Investment Community
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     In passing the Private Securities Litigation Reform Act of 1995 (the
"Reform Act"), Congress encouraged public companies to make forward-looking statements by creating a safe-harbor to protect companies from securities law liability in connection with forward-looking statements. To qualify forward-looking statements for protection under the Reform Act, a company must identify forward-looking statements as such and identify important factors that could cause actual results to differ materially from those in the forward-looking statement.

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     All forward looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected.

     Important factors currently known to management upon which the Company's forward-looking statements are premised include the following:

     . Continued growth at rates approximating recent levels for card-based payment transactions, consumer money transfer transactions and other product markets.
     . No undiscovered Year 2000 computer errors and no unanticipated post-Year 2000 date-related computer disruptions.
     .   Successful conversions under service contracts with major clients.
     . Renewal of material contracts in the Company's business units consistent with past experience.
     . Timely, successful and cost effective implementation of processing systems to provide new products, improved functionality and increased efficiencies, particularly in the Card Issuer Services segment.
     . Continuing development and maintenance of appropriate business continuity plans for the Company's processing systems based on the needs and risks relative to each such system.
     . Absence of consolidation among client financial institutions or other client groups which has a significant impact on FDC client relationships and no material loss of business resulting from significant customers of the Company involved in announced mergers.
     . Achieving planned revenue growth throughout the Company, including in the merchant alliance program which involves several joint ventures not under the sole control of the Company and each of which acts independently of the others, and successful management of pricing pressures through cost efficiencies and other cost management initiatives.
     . Anticipation of and response to technological changes, particularly with respect to e-commerce.
     . No imposition of a Value Added Tax on third-party credit card processing services by the European Community ("EC"), which could put credit card processing outsourcers at a competitive disadvantage to in-house solutions in the EC.
     . No unanticipated changes in laws, regulations, credit card association rules or other industry standards affecting FDC's businesses which require significant product redevelopment efforts, reduce the market for or value of its products, or render products obsolete.
     . Continuation of the existing interest rate environment, avoiding increases in agent fees related to the Company's consumer money transfer products and the Company's short-term borrowing costs.

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     .   Absence of significant changes in foreign exchange spreads on retail money transfer transactions, particularly between the United States and Mexico, without a corresponding increase in volume or consumer fees.
     . No unanticipated developments relating to previously disclosed lawsuits against Western Union, inter alia, violation of consumer protection laws in connection with advertising the cost of money transfer to Mexico.
     . Successfully managing the potential both for patent protection and patent liability in the context of rapidly developing legal framework for expansive software patent protection.
     . Continued political stability in countries in which Western Union has material operations.

     Variations from these assumptions or failure to achieve these objectives could cause actual results to differ from those projected in the forward-looking statement. Due to the uncertainties inherent in forward-looking statements, readers are urged not to place undue reliance on these statements. In addition, FDC undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes to projections over time.

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